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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   F O R M  8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 1998


                               CIT RV Trust 1998-A
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

       000-24495                                           36-4232666
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(Commission File Number)                       (IRS Employer Identification No.)


                          c/o Bankers Trust (Delaware)
                           1011 Centre Road, Suite 200
                         Wilmington, Delaware 19805-1266
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 636-3305


                                       N/A
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         (Former name or former address, if changed since last report.)







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      Item 2.     Acquisition or Disposition of Assets.

                On June 15, 1998 The CIT Group Securitization Corporation II (the "Company") sold $111,000,000 aggregate principal amount of Class A-1 5.83% Asset-Backed Notes, $94,000,000 aggregate principal amount of Class A-2 5.92% Asset-Backed Notes, $54,000,000 aggregate principal amount of Class A-3 5.99% Asset-Backed Notes, $80,000,000 aggregate principal amount of Class A-4 6.09% Asset-Backed Notes, $37,000,000 aggregate principal amount of Class A-5 6.12% Asset-Backed Notes, $48,000,000 aggregate principal amount of Class B 6.29% Asset-Backed Notes (the "Notes") and $6,060,865 aggregate principal amount of 6.70% Asset-Backed Certificates (the "Certificates"). The Notes and the Certificates have the benefit of certain funds deposited in a reserve account established pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Sale and Servicing Agreement"). The Notes and Certificates were offered for sale to the public pursuant to a prospectus supplement dated June 3, 1998 to the prospectus dated October 29, 1997 (the "Prospectus").

                The Certificates represent an ownership interest in the CIT RV Trust 1998-A (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.1.

                The property of the Trust primarily consists of a pool of simple interest retail installment sale contracts and direct loans secured by the new and used recreational vehicles financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $9,000,000 which was deposited in the reserve account from the proceeds of loan made by The CIT Group/Sales Financing, Inc. pursuant to a Loan Agreement annexed hereto as Exhibit 10.2.

                All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as Exhibit 10.1, and sold by the Company to the Trust pursuant to the Sale and Servicing Agreement.

                Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.








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      Item 7.     Financial Statements and Exhibits.

      (c)  Exhibits.

                The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


      Exhibit No.     Description
      -----------     -----------
         1.1      Underwriting Agreement among The CIT Group Securitization
                    Corporation II, The CIT Group/Sales Financing, Inc., The CIT
                    Group, Inc. and Salomon Brothers Inc on behalf of itself and as representative of the several underwriters dated June 3,
                    1998.

         4.1      Indenture between the CIT RV Trust 1998-A and The First
                    National Bank of Maryland, as Indenture Trustee, dated as of June 1, 1998.

         4.2      Trust Agreement between The CIT Group Securitization
                    Corporation II and Bankers Trust (Delaware), as Owner Trustee, dated as of June 1, 1998.

         4.3      Sale and Servicing Agreement between The CIT Group
                    Securitization Corporation II, The CIT Group/Sales Financing,
                    Inc. and the CIT RV Trust 1998-A, dated as of June 1, 1998.

         10.1     Purchase Agreement between The CIT Group/Sales Financing, Inc.
                    and The CIT Group Securitization Corporation II, dated as of
                    June 1, 1998.

         10.2     Loan Agreement among CIT RV Trust 1998-A, The First National
                    Bank of Maryland, as Indenture Trustee and The CIT Group/Sales
                    Financing, Inc., as Servicer and Lender.


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIT RV TRUST 1998-A


                                      By:  The CIT Group/Sales Financing, Inc.,
                                        as Servicer



                                      By:  /s/  Frank Garcia
                                           ___________________________________
                                           Name:  Frank Garcia
                                           Title:  Vice President



      Dated:    June 23, 1998





                          STATEMENT OF DIFFERENCES
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  The section symbol shall be expressed as..............................  'SS'



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